                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

        Date of Report (Date of earliest event reported): April 30, 2003

                            IMPAX LABORATORIES, INC.
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                 Delaware                0-27354            65-0403311
    ------------------------------- ----------------- ----------------------
    (State or other jurisdiction of    (Commission       (I.R.S. Employer
     incorporation or organization)    File Number)   Identification Number)

                              30381 Huntwood Avenue
                                Hayward, CA 94544
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000


                            ------------------------

Item 9.  Regulation FD Disclosure.
Item 12.  Results of Operations and Financial Condition.

         On April 30, 2003, the Company issued a press release announcing its results of operations for the three months ended March 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    Impax Laboratories, Inc.



                                                    By: /s/ Cornel C. Spiegler
                                                    --------------------------
                                                    Chief Financial Officer

Date: April 30, 2003